                                                                  EXHIBIT 10.100

                            [TFC TEXTRON LETTERHEAD]


September 23, 1996


Steamboat Suites, Inc.
4310 Paradise Road
Las Vegas, Nevada 89109

      RE:   AMENDMENT TO LOAN AND SECURITY AGREEMENT

Gentlemen:

      Reference is made to that certain Inventory Loan in the original principal amount of Five Million Dollars ($5,000,000.00) (the "Inventory Loan") from Textron Financial Corporation (the "Lender") to Steamboat Suites, Inc. (the "Borrower"), pursuant to that certain General Loan and Security Agreement dated October 5, 1994, as amended on February 27, 1995 and November 30, 1995 (the "Loan Agreement").

      Each capitalized term used herein, but not otherwise defined herein, shall have the meaning ascribed to such term in the Loan Agreement. Each of the documents executed and delivered in connection with the Loan is collectively referred to herein as the "Loan Documents".

      The Borrower has requested the Lender, and Lender has agreed, to amend the Loan Agreement as hereinafter provided in this letter agreement. Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

      1. Section 2.1(b) of the Loan Agreement, which presently provides Borrower may not re-borrower previously paid Inventory Advances and Section 1.1 Inventory Termination Date in which no Inventory Advance were to be made after certain events including May 1, 1996 are hereby amended to provide that a one-time Inventory Advance in the principal amount of $1,000,000.00 may be made by Lender to Borrower in accordance with the terms and conditions of the Loan Agreement, such Advance to occur not later than September 30, 1996. Upon the issuance of such Advance, the principal balance outstanding under the Inventory Loan shall be $3,008,713.82. The Inventory Deed of Trust and other

Collateral maintain a Fair Market Value sufficient to continue to secure and repay the Inventory Loan.

      2. Each of the other Loan Documents is hereby amended so that (i) all references in such Loan Document to the "Agreement" shall mean the Loan Agreement, as amended to date and (ii) all references in such Loan document, to that Loan Document or to any of the other Loan Documents shall mean that Loan Document or such other Loan Documents as amended to date.

      3. Borrower shall pay to Lender the reasonable fees, expenses and disbursements of Lender preparing or reviewing this letter agreement or otherwise representing Lender in connection with any matters relating to the Loan Agreement or this letter agreement.

      4. Borrower hereby ratifies and affirms in all respects each and every representation, warranty, covenant, condition, term and agreement set forth in the Loan Agreement, except as the Loan Agreement has been expressly amended by this letter agreement. Borrower hereby confirms that the Loan Agreement and each of the other Loan Documents are in full force and effect as of the date hereof.

      5     The effective date of this letter agreement is September 23, 1996.

      6. This letter agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original without the production of any other counterpart and all of which taken together shall constitute but one and the same instrument.

      Kindly acknowledge your agreement with and acceptance of the terms and conditions of this letter agreement by signing in the appropriate space below.

                                Very truly yours,

                                    TEXTRON FINANCIAL CORPORATION


                                     By: ___________________________________

                                    Its: ___________________________________

                                    EACH OF THE UNDERSIGNED HEREBY AGREES WITH
                                    AND ACCEPTS THE TERMS AND CONDITIONS OF THE
                                    LETTER AGREEMENT DATED AS OF SEPTEMBER 23,
                                    1996:

                        SIGNATURES CONTINUED ON NEXT PAGE


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

Witness:                            STEAMBOAT SUITES, INC.

                                     By: ___________________________________

_______________________________     Its: ___________________________________

                                    GUARANTORS:


                                    PREFERRED EQUITIES CORPORATION

                                     By: ___________________________________

_______________________________     Its: ___________________________________


                                    MEGO FINANCIAL CORP.

                                     By: ___________________________________

_______________________________     Its: ___________________________________

                            [TFC TEXTRON LETTERHEAD]


November 11, 1996

Steamboat Suites, Inc. and
Preferred Equities Corporation
4310 Paradise Road
Las Vegas, Nevada  89109
Attention:  Herb Hirsch and Don A. Mayerson

      RE:  MODIFICATION OF LOAN

Gentlemen:

This letter will serve as a commitment ("Commitment") from Textron Financial Corporation ("TFC") to amend the terms and conditions of its existing loans (as it may be amended, the "Loan") to Steamboat Suites Inc. ("Borrower"), a Colorado corporation wholly owned by Preferred Equities Corporation ("Preferred"), a Nevada corporation, which Loans are evidenced and secured by that certain (i) Receivables Promissory Note, dated as of October 6, 1994 and amended on November 30, 1995 in the original principal amount of $15,000,000 from the Borrower to TFC, (ii) Inventory Promissory Note dated as of October 6, 1994 in the original principal amount of $5,000,000 from Borrower, (iii) General Loan and Security Agreement between Borrower and TFC, dated as of October 6, 1994 (the "Loan Agreement"), and (iv) certain other documents, instruments and agreements including but not limited to certain amendment documents made as of November 23, 1994, January 20, 1995 and February 25, 1995 and November 30, 1995 and amendement letters extending the Revolving Credit Period and providing for a one time Inventory Advance (collectively, (i), (ii), (iii) and (iv) are referred to as the "Security Documents"), upon the following terms and conditions:

I. LOAN TERM. The Receivables Commitment Period shall be extended for 18 months following the Amendment Closing Date (as defined below) and Final Maturity Date and Term shall be extended for a 66 month period following the Amendment Closing Date.

II. BORROWING BASE. The Receivables Borrowing Base shall be amended to provide (i) 70% advance rate on Eligible Notes Receivable under which no monthly payment has been made; (ii) 80% advance rate on Eligible Note Receivable under which at least one (1) monthly payment has been made; and (iii) 85% advance rate on Eligible Notes Receivable under which at least six (6) monthly payments have been made. The maximum principal loan amount shall

Steamboat Suites, Inc. and
Preferred Equities Corporation
November 11, 1996
Page 2

          remain at $15,000,000 and shall not be limited by loans made by TFC or Dorfinco Corporation to Preferred Equities Corporation and Colorado Land Grazing Corporation (PEC Loan").

III. INTEREST RATE. The Interest Rate on the unpaid balance of the Loan shall be reduced from Prime plus 2.5% to Prime plus 2.0%.

IV. ELIGIBLE NOTE RECEIVABLE. The definition of Eligile Note Receivable shall be modified to (a) allow up to 100% of the Pledged Notes Receivables to have a term of 120 months or less payable in equal monthly installments and (b) allow Pledged Notes Receivable with interest rates of 0% when cash down payments with 50% or more has been made and the remaining term is 24 months or less, payable in equal monthly principal installments in the maximum amount of 20% of the aggregate principal balance of all Pledged Notes Receivable.

V. COMMITMENT FEE. A Commitment Fee in an amount equal to 1% of the difference between $22,500,000 available under the Loan and the PEC Loan on a combined basis and the combined outstanding balance of the Loan and the PEC Loan (approximately $75,000) shall be earned upon Borrower's acceptance of this Commitment ("Commitment Fee"). The Commitment Fee shall be payable on the Amendment Closing Date.

VI. AMENDMENT CLOSING DATE. The Amendment shall close on such date as would be mutually satisfactory to the Borrower and TFC but in no event later than the Expiration Date (defined below) of this commitment issued by TFC.

VII. OTHER AMENDMENT REQUIREMENTS. Borrower shall deliver a legal opinion, loan amendment documents and such other documents or information as TFC shall request in connection with this amendment and the Loan including, but not limited to acknowledgment of Guarantor. The Loans shall be current and in good standing.

VIII. EXPENSE. Borrower shall pay all costs associated with this Commitment and the amendment of the Loans, including without limitation, attorney fees, title, recording, search fees and all travel and out-of-pocket expenses of TFC. With respect to attorneys fees, if requested by Borrower, TFC shall use in-house counsel in performing the legal work in closing the Amendment, with delegation of such tasks as in-house counsel shall elect to outside local counsel of its choice. Borrower shall pay a fixed legal fee in the amount of $2,500 ("Fixed Fee") for all in-house counsel fees of TFC and TFC shall assume liability for all legal fees in excess of the Fixed Fee, subject to the condition that no unforeseen or unusual issues arise that materially affect the assumption upon which the Fixed Fee was based. If such assumptions are not met or Borrower does not request TFC's use in-house counsel then Borrower shall assume liability for all of TFC's outside legal fees.

IX. DURATION OF COMMITMENT. This commitment, if accepted by Borrower, shall expire sixty (60) days from the Acceptance Date hereof ("Expiration Date"). In the event that the Amendment does not close before the Expiration Date of the Commitment or any extension thereof, consented to by TFC in writing, TFC would have no further obligation thereunder and the Commitment Fee shall be due and payable.

X. ACCEPTANCE OF COMMITMENT. This Commitment will expire unless Borrower's written acceptance below is received by TFC on or before November 20, 1996.

Kindly acknowledge your acceptance of the terms and provisions of this commitment, issued in duplicate, by having one copy hereof signed and returned to TFC on or before November 20, 1996.

Very truly yours,

TEXTRON FINANCIAL CORPORATION


By:
      ---------------------------------
      Richard H. Mitterling
      Vice President
      Recreational Receivable Division


ACCEPTED:

STEAMBOAT SUITES, INC.

By:
      --------------------------------
Title:
      --------------------------------

Acceptance Date:

--------------------------------------


PREFERRED EQUITIES CORPORATION

By:
      --------------------------------
Title:
      --------------------------------

Acceptance Date:

--------------------------------------

             SECOND AMENDMENT TO GENERAL LOAN AND SECURITY AGREEMENT

      THIS Second Amendment to General Loan and Security Agreement (the "Amendment"), made as of 30th day of November, 1995, by and between STEAMBOAT SUITES, INC., a Colorado Corporation, having an address of 1485 Pine Grove Road, Steamboat Suites, Colorado 80477 (hereinafter referred to as "Debtor"); and

      TEXTRON FINANCIAL CORPORATION, a Delaware Corporation, having an address of 40 Westminster Street, P.O. Box 6687, Providence, Rhode Island 02940-6687 (hereinafter referred to as "Lender")

                                    RECITALS

      This Amendment modifies and amends that certain General Loan and Security Agreement dated as of October 5, 1994 as modified by First Amendment to General Loan and Security Agreement dated as of February 27, 1995 (collectively the "Existing GLSA", the Existing GLSA, as amended hereby and as further amended from time to time is referred to herein as the "Agreement")

      Debtor has requested that Lender modify certain terms of the Loan upon the terms and provisions hereinafter set forth in order to increase the maximum Receivables Borrowing Base and certain eligibility requirements for Eligible Notes Receivable.

      NOW THEREFORE, in consideration of the foregoing recitals, and in further consideration of the mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto mutually agree as follows:

I.    INTERPRETATION OF AMENDMENT

A.  Terms Defined

      Capitalized terms used in this Amendment and not defined herein shall have the respective meanings specified in the Existing GLSA, as amended hereby. As used in this Amendment, the following terms have the respective meanings specified below:

Agreement - as defined in the Recitals hereto.

Amendment or this Amendment - as defined in the Recitals hereto.

B.  Directly or Indirectly

      Where any provision in the Amendment refers to an action taken by any Person or which such Person is prohibited from taking, such provisions shall be applicable whether such action is taken directly or indirectly by such Person.

C.  Headings

      Section headings have been inserted in this Amendment as a matter of convenience of reference only; such section headings are not part of this Amendment and shall not be used in the interpretation of this Amendment.

II.   AMENDMENTS

      A.    Definitions.

            1. The definitions set forth below are hereby added to Section 1.1 of the Existing GLSA so as to preserve the alphabetical ordering of the definitions set forth therein:

            "Second GLSA Amendment Effective Date - means November 30, 1995."

            "Second GLSA Amendment means that certain amendment of this Agreement to provide for the revised "receivable facility" as contemplated therein."

            2. The parties hereto mutually agree that the definition of "ELIGIBLE NOTE RECEIVABLE" under Section 1.1 of the Agreement shall be modified to delete Subsection (c) in its entirety, and in lieu thereof the following provision is inserted:

            "(c) the unpaid balance of such Pledged Note Receivable shall be due and payable not later than 84 months from the date thereof, provided that, if any Pledged Note Receivable has a remaining term of more than 84 months but less than or equal to 120 months and would otherwise qualify as an Eligible Note Receivable, such Pledged Note Receivable shall be deemed to be an Eligible Note Receivable for so long as the aggregate outstanding principal balances of all Eligible Notes Receivable having remaining terms of more than 84 months but less than or equal to 120 months (determined immediately after giving effect to such Pledged Note Receivable having become an Eligible Note Receivable) shall not exceed 50% of the aggregate principal balance of all Eligible Notes Receivable outstanding at the time of such determination; to the extent that, at any time, the aforesaid 50% test shall be violated, a quantity of Pledged Notes Receivable then having terms of more than 84 months but less than or equal to 120 months and then being treated as Eligible Notes Receivable shall be treated as no longer being Eligible Notes Receivable to the extent necessary to cause the aforesaid 50% test to then be satisfied;"

      3. The parties hereto mutually agree that definition of "Receivable Borrowing Base" is hereby deleted in its entirety, and in lieu thereof, the following provision is inserted:

      "RECEIVABLES BORROWING BASE - means, at any time, the lesser of

            (a) $15,000,000 minus (i) the principal amount of the Inventory Loan outstanding at such time, minus (ii) the principal amount outstanding at such time of the $7,500,000 loan facility extended to Preferred Equities by Dorfinco, and

            (b) the sum, without duplication, of (i) 70% of the aggregate of the unpaid principal balances of all Eligible Notes Receivable outstanding at such time plus (ii) 80% of the aggregate of the unpaid principal balances of all Eligible Notes Receivable in respect of which at least one scheduled monthly installment payment shall have been made."



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

      4. The parties hereto mutually agree that the definition of "Receivables Note" is hereby deleted in its entirety, and in lieu thereof the following provision is inserted:

      "RECEIVABLES NOTE - means that certain promissory note effective as of October 6, 1994, amended and restated substantially in the form of Exhibit B-1 to this Agreement and the Second GLSA Amendment. Receivable Advances up to $7,500,000 were not made in respect of such promissory note until the First GLSA Amendment became effective and Receivable Advances with respect to the Receivables Borrowing Base, as amended by this Amendment shall be made in respect of such amended and restated promissory note upon the Second GLSA Amendment Effective Date."

III.  REAFFIRMATIONS

      1. Nothing contained herein shall be construed in any manner so as to affect the validity or prior time lien of any security interest held by Lender, its successors and assigns, in any Collateral described in the Agreement except that the Inventory Deed of Trust shall be limited to a security interest of up to $7,500,000 for the Inventory Note and Receivables Note. Debtor acknowledges and agrees that the Notes, Agreement, Inventory Deed of Trust, Assignment of Pledged Notes Receivables, Pledged Note Receivables Deeds of Trust and Pledged Contracts, Guaranty Agreement, Subordination Agreements, Agency Agreement and all other Security Documents (as modified herein) shall remain in full force and effect, unimpaired by this Amendment and that they are valid, binding and enforceable documents, duly executed and delivered by Debtor, and that Debtor has no offsets or defenses to the enforcement of the terms and provisions contained therein.

      2. Except as provided in Schedule 1 hereto, Debtor, and as applicable, the Guarantors, hereby reaffirm, restate and incorporate by this reference all of their respective representations, warranties and covenants as updated hereunder made in the Agreement (including, as amended hereby), as if the same were made as of this date and with reference to the Agreement as amended hereby. In addition, Debtor (and, as applicable, the Guarantors) represents and warrants as follows:

            a. This Amendment (and the Receivables Note as amended and restated) has been duly authorized by Debtor and is the legal, valid and binding obligation of Debtor, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting creditor's rights and remedies generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and, as applicable with respect to the Guarantors, this Amendment is the legal, valid and binding obligation of the Guarantors, enforceable against them in accordance with its terms subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting creditor's rights and remedies generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            b. The execution, delivery and performance of this Amendment and the documents, instruments and materials to be delivered in connection herewith and the transactions contemplated hereby do not and will not result in any breach of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon the Collateral, any provision of law, or any indenture, agreement or instrument to which Debtor or any Guarantor is a party or by which the Debtor or Guarantors may be bound or affected except for liens in favor of Lender and the Pledged Notes Receivable Deeds of Trust.

            c. There are no Defaults or Events of Default pursuant to the Security Documents; Lender has fully performed its obligations under the Security Documents which Lender is required to perform as of the date hereof, and neither Debtor nor the Guarantors have any defense, set-offs, claims, counterclaims or recoupments against Lender or with respect to the Loan.

      3. Debtor and the Guarantor hereby reaffirm their respective obligations, agreements and undertakings as set forth in the Security Documents, and acknowledge that the Obligations, or with respect to the Guarantors, the guaranteed Indebtedness defined in the Guaranty and as amended herein, are the valid, legally binding and enforceable obligations of Debtor, and the Guarantors, respectively.

IV.   CLOSING CONDITIONS AND ADDITIONAL TERMS

      1. The obligation of Lender to enter into this Amendment and, in addition to all of the other conditions precedent set forth in the Agreement or the other Loan Documents, to fund any further Advance pursuant to the terms hereof, shall be subject to the satisfaction of each of the following conditions precedent by no later than February 29, 1996.

            a. Debtor shall pay Lender Two Thousand Five Hundred Dollars ($2,500) as payment in full for attorney's fees and costs incurred by Lender in connection with the preparation of this Amendment and related documentation.

            b. Lender shall have received from Debtor the original executed Receivables Note as amended and restated, and a fully executed original or executed counterpart originals of this Amendment. Upon receipt of such Receivables Note, as amended and restated, the Receivables Note dated October 6, 1994 shall be marked superceded and returned to Debtor.

            c. Lender shall have received from John Holloway, Esq., counsel for the Debtor and counsel for Guarantors, or other counsel reasonably acceptable to Lender, closing opinions in form and substance reasonably acceptable to Lender, dated as of the Amendment closing date.

            d. Except for information contained in certificates provided pursuant to Article IV(1)(g) and (h) hereof or any schedule to this Amendment, the representations and warranties contained in the Agreement and in this Amendment, and in the certifications and closing documents delivered in connection herewith, shall be true and correct in all material respects, and all covenants and agreements to have been complied with and performed by Debtor (or Guarantor), shall have been fully complied with and performed to the satisfaction of Lender.

            e. Neither Debtor nor Guarantors shall have taken any action or permitted any condition to exist which would have been prohibited by any provision of the Security Documents.

            f. No Default or Event of Default shall exist immediately prior to the closing hereof, or after giving effect to such closing, or immediately after the making of any Advance requested in connection with such closing.

            g. Lender shall have received a certificate or certificates in form and substance satisfactory to it, dated as of the Amendment closing date and signed by the president or other authorized officer of the Debtor, certifying that the conditions specified in this Amendment have been fulfilled, and "bringing down" the representations and warranties contained in the Agreement.

            h. Debtor shall deliver to Lender, and Lender shall have approved, by no later than the Amendment closing date:

                  i. A certificate of current good standing for Debtor, together with copies of any amendments to the certificate of incorporation or bylaws of Debtor since February 27, 1995, certified to be true, correct and complete by the Debtor, its secretary or assistant secretary, or the Colorado Secretary of State;

                  ii. Evidence satisfactory to Lender that all taxes and assessments, including without limitation, those specified in Section 7.1
      (a) of the Agreement, owed by or for which Debtor is responsible for collection have been paid or will be paid prior to delinquency;

                  iii. A certificate of the secretary or assistant secretary of Debtor certifying the adoption by the Board of Directors thereof of a resolution authorizing specified officers of Debtor to enter into and execute this Amendment, the Receivables Note and all other documents, certificates and instruments to be executed and delivered in connection with the Amendment closing, and to consummate the transactions contemplated hereunder;

                  iv. A certificate of the secretary or assistant secretary of Debtor certifying the incumbency of, and verifying the authenticity of the signatures of, the officers of Debtor authorized to sign this Amendment, the Receivables Note and the other documents, instruments and materials to be executed and delivered in connection herewith;

                  v. A certificate of the secretary or assistant secretary of each Guarantor certifying the adoption by the Board of Directors thereof of a resolution authorizing specified officers of the Guarantor to enter into and execute this Amendment and all other documents, certificates and instruments to be executed and delivered in connection with the Amendment closing, and to consummate the transactions contemplated hereunder; and

                  vi. A certificate of the secretary or assistant secretary of each Guarantor certifying the incumbency of, and verifying the authenticity of signatures of, the officers of each Guarantor authorized to sign this Amendment and the other documents, instruments and materials to be executed and delivered in connection herewith;

            i. All actions taken in connection with the execution or delivery of this Amendment, and all documents, certificates, instruments and materials relating hereto, shall be reasonably satisfactory to Lender and its counsel. Lender and its counsel shall have received copies of such documents and papers as Lender or such counsel may reasonably request in connection herewith all in form and substance satisfactory to Lender and its counsel.

            j. Debtor shall have paid all fees and expenses required to be paid prior to or at the closing pursuant to this Amendment.


V.    GUARANTORS' OBLIGATIONS

      1.    Each Guarantor:

            a. has reviewed this Amendment with counsel of it's choice, and accepts and consents to the terms of this Amendment and the transactions provided for herein;

            b. acknowledges and agrees that it receives material benefit and valuable consideration as a result of the transactions provided for herein or contemplated hereunder;

            c. ratifies and reaffirms the terms of its Guaranty Agreement, and all of the terms provisions, agreements, conditions and undertakings contained in the Guaranty Agreement or any of the Security Documents (as applicable to the Guarantor), all of which remain unmodified, except as modified herein and in full force and effect;

            d. acknowledges and confirms (i) its continuing obligations under the Guaranty Agreement and agrees to be bound by the terms thereof, and (ii) that it has been since October 5, 1994 and remains liable with respect to the guaranteed Indebtedness as defined and provided in its Guaranty Agreement;

            e. acknowledges and agrees that the guaranteed Indebtedness encompasses and apply to all Advances, including Advances from and after the Amendment closing date, and to all Indebtedness, including Indebtedness arising pursuant to this Amendment;

            f. is fully aware of the financial and other conditions of the Debtor and is executing and delivering this Amendment based solely upon its own independent investigation and not upon any representation or statement of Lender;

            g. except for information contained in certificates provided pursuant to V(1)(i) hereof reaffirms, restates and incorporates by this reference all of the representations, warranties and covenants made in its Guaranty Agreement as if the same were made as of this date;

            h. acknowledges that its agreements, consents and acknowledgments contained herein, and the provisions of its Guaranty Agreement (which are reaffirmed by Guarantor), are a material inducement to Lender to enter into this Amendment, and that, but for the Guaranty Agreement, and the Guarantor's agreements as set forth herein, Lender would decline to enter into this Amendment; and

            i. shall deliver to Lender a certificate or certificates in form and substance satisfactory to it, dated as of the Amendment closing date and signed by the president or other authorized officer of the Guarantor, certifying that the conditions specified in this Amendment have been fulfilled, and "bringing down" the representations and warranties contained in the Guaranty Agreement.


VI.   MISCELLANEOUS

            a. This Amendment is entered into for the benefit of the parties hereto, and is binding on the respective heirs, successors or assigns; provided that Debtor may not transfer or assign any of its rights or obligations under this Amendment without the prior written consent of Lender. Guarantors are a party to this Amendment solely for the purposes of affirming their respective obligations in accordance with Article V hereof.

            b. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment shall become effective upon Lender's receipt of one or more counterparts hereof timely executed by Debtor and the Guarantors. This Amendment may not be amended or modified, and no term or provision hereof may be waived, except by written instrument signed by all of the parties hereto.

            c. Section headings have been inserted in this Amendment as a matter of convenience of reference only; such headings are not part of this Amendment and shall not be used in the interpretation of this Amendment.

            d. TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF DEBTOR, THE GUARANTORS AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVE ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND OR CLARIFY ANY RIGHT, POWER, REMEDY OR DEFENSE ARISING OUT OF OR RELATED TO THIS AMENDMENT, THE OTHER SECURITY DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, WHETHER SOUNDING IN TORT OR CONTRACT OF OTHERWISE, OR WITH RESPECT TO ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY; AND EACH AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY. EACH OF DEBTOR, THE GUARANTORS AND LENDER FURTHER WAIVES ANY RIGHT TO SEEK TO CONSOLIDATE ANY SUCH LITIGATION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER LITIGATION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED UNLESS SUCH FAILURE TO CONSOLIDATE WOULD RESULT IN INABILITY TO ENFORCE A CLAIM. FURTHER, DEBTOR AND THE GUARANTORS HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF LENDER, NOR LENDER'S COUNSEL, HAS REPRESENTED EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL

PROVISION. DEBTOR AND THE GUARANTORS ACKNOWLEDGE THAT THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT TO LENDER'S ACCEPTANCE OF THIS AMENDMENT AND THE OTHER SECURITY DOCUMENTS.

            e. This Amendment and all other Security Documents shall be governed by the laws of the State of Colorado in all respects, including matters of construction, performance and enforcement.

            f. Whenever possible, the terms of this Amendment and the terms of the Agreement and all prior amendments shall be read together, but to the extent of any irreconcilable conflict, the terms of this Amendment shall govern.

      IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have set their hands and seals the day and year first above written.

ATTEST:                             DEBTOR:
                                    STEAMBOAT SUITES, INC.

_____________________________       By:_________________________________

                                    LENDER:
                                    TEXTRON FINANCIAL
                                    CORPORATION

_____________________________       By:_________________________________
                                    on behalf of Lender

                                    ACKNOWLEDGED AND AGREED:

                                    GUARANTOR:
                                    PREFERRED EQUITIES
                                    CORPORATION

_____________________________       By:_________________________________

                                    GUARANTOR:
                                    MEGO FINANCIAL CORP.


_____________________________       By:_________________________________



The address of the within named Lender is:
40 Westminster Street
P.O. Box 6687
Providence, Rhode Island 02940-6687

                            CORPORATE ACKNOWLEDGMENT

STATE OF ____________:

COUNTY OF ___________:

      ON THIS, the ___ day of ___________, 1996 before me, a Notary Public in and for the State and County aforesaid, the undersigned officer, personally appeared _________________, who acknowledged himself to be the _____________________ of STEAMBOAT SUITES, INC., being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                  -----------------------------------
                                  Notary Public

My commission expires:


                            CORPORATE ACKNOWLEDGMENT

STATE OF ____________:

COUNTY OF ___________:

      ON THIS, the ___ day of ___________, 1996 before me, a Notary Public in and for the State and County aforesaid, the undersigned officer, personally appeared _________________, who acknowledged himself to be the _____________________ of PREFERRED EQUITIES CORPORATION, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                  -----------------------------------
                                  Notary Public

My commission expires:

                            CORPORATE ACKNOWLEDGMENT

STATE OF ____________:

COUNTY OF ___________:

      ON THIS, the ___ day of ___________, 1996 before me, a Notary Public in and for the State and County aforesaid, the undersigned officer, personally appeared _________________, who acknowledged himself to be the _____________________ of MEGO FINANCIAL CORPORATION, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                  -----------------------------------
                                  Notary Public

My commission expires:


                            CORPORATE ACKNOWLEDGMENT

STATE OF ____________:

COUNTY OF ___________:

      ON THIS, the ___ day of ___________, 1996 before me, a Notary Public in and for the State and County aforesaid, the undersigned officer, personally appeared _________________, who acknowledged himself to be the _____________________ of TEXTRON FINANCIAL CORPORATION, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                  -----------------------------------
                                  Notary Public

My commission expires:

             THIRD AMENDMENT TO GENERAL LOAN AND SECURITY AGREEMENT

      THIS Third Amendment to General Loan and Security Agreement (the "Amendment"), made as of 29th day of November, 1996, by and between STEAMBOAT SUITES, INC., a Colorado Corporation, having an address of 1485 Pine Grove Road, Steamboat Suites, Colorado 80477 (hereinafter referred to as "Debtor"); and

      TEXTRON FINANCIAL CORPORATION, a Delaware Corporation, having an address of 40 Westminster Street, P.O. Box 6687, Providence, Rhode Island 02940-6687 (hereinafter referred to as "Lender")

                                    RECITALS

      This Amendment modifies and amends that certain General Loan and Security Agreement dated as of October 5, 1994 as modified by First Amendment to General Loan and Security Agreement dated as of February 27, 1995, ("First Amendment") and a Second Amendment to General Loan and Security Agreement dated as of November 30, 1995 (collectively the "Existing GLSA", the Existing GLSA, as amended hereby and as further amended from time to time is referred to herein as the "Agreement")

      Debtor has requested that Lender modify certain terms of the Loan upon the terms and provisions hereinafter set forth in order to modify the Interest Rate, the Receivables Borrowing Base and certain eligibility requirements for Eligible Notes Receivable and to extend the Receivables Commitment Period and Receivables Maturity Date as well as other certain provisions.

      NOW THEREFORE, in consideration of the foregoing recitals, and in further consideration of the mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto mutually agree as follows:

I.    INTERPRETATION OF AMENDMENT

A.  Terms Defined

      Capitalized terms used in this Amendment and not defined herein shall have the respective meanings specified in the Existing GLSA, as amended hereby. As used in this Amendment, the following terms have the respective meanings specified below:

Agreement - as defined in the Recitals hereto.

Amendment or this Amendment - as defined in the Recitals hereto.

B.  Directly or Indirectly

      Where any provision in the Amendment refers to an action taken by any Person or which such Person is prohibited from taking, such provisions shall be applicable whether such action is taken directly or indirectly by such Person.

C.  Headings

      Section headings have been inserted in this Amendment as a matter of convenience of reference only; such section headings are not part of this Amendment and shall not be used in the interpretation of this Amendment.

II.   AMENDMENTS

      A.    Definitions.

            1. The definitions set forth below are hereby added to Section 1.1 of the Existing GLSA so as to preserve the alphabetical ordering of the definitions set forth therein:

            "Third GLSA Amendment Effective Date - means November 29, 1996."

            "Third GLSA Amendment means that certain amendment of this Agreement dated as of November 29, 1996.

            2. The parties hereto mutually agree that the definition of "ELIGIBLE NOTE RECEIVABLE" under Section 1.1 of the Agreement shall be modified to delete Subsection (c) in its entirety, and in lieu thereof the following provision is inserted:

            "(c) the unpaid balance of such Pledged Note Receivable shall be due and payable not later than 120 months from the date thereof,"

            3. The parties hereto mutually agree that the definition of "NOTE RECEIVABLE PORTFOLIO AVERAGE RATE OF INTEREST" under Section 1.1 of the Agreement shall be modified to Subsection (A) in its entirety, and in lieu thereof the following provision is inserted:

      "(A) the aggregate unpaid principal balance of such 0% interest rate Pledged Notes Receivable shall not exceed 20% of the aggregate principal balance of all Eligible Notes Receivable outstanding at the time of such determination; to the extent that such 20% threshold shall be exceeded, the 0% interest rate Pledged Notes Receivable contributing in whole or in part to such excess shall be included in the determination of the Note Receivable Portfolio Average Rate of Interest."

            4. The parties hereto mutually agree that the definition of "Interest Rate" is hereby amended by inserting the following provision after the first sentence of the definition:

      "... With respect to each calendar month, commencing the Third GLSA Amendment Effective Date, Interest Rate means per annum rate of interest equal to the rates of: (i) 8.75% or (ii) the sum of (A) 2.0% plus (B) the Prime Rate then shall be in effect for such month."

            5. The parties hereto mutually agree that the definition of "Receivables Maturity Date " is hereby deleted in its entirety and is lieu thereof, the following provision is inserted:

      "RECEIVABLES MATURITY DATE" means June 1, 2002.

            6. The parties hereto mutually agree that the definition of "Receivable Termination Date is hereby modified by deleting subsection (d) and inserting the following provision:

      "...(d) May 30, 1998"

            7. The parties hereto mutually agree that the definition of "Receivables Borrowing Base" is hereby deleted in its entirety, and in lieu thereof, the following provision is inserted:

      "RECEIVABLES BORROWING BASE - means, at any time, the lesser of

            (a) $15,000,000 minus the principal amount of the Inventory Loan outstanding at such time; or

            (b) the sum, without duplication, of (i) 70% of the aggregate of the unpaid principal balances of all Eligible Notes Receivable outstanding at such time plus (ii) 80% of the aggregate of the unpaid principal balances of all Eligible Notes Receivable in respect of which at least one (1) scheduled monthly installment payment shall have been made plus (iii) 85% of the aggregate of the unpaid principal balances of all Eligible Notes Receivable in respect of which at least six (6) scheduled monthly installments payments shall have been made."


            8. The parties mutually agree that the reference in Exhibit B to the First Amendment Form of Request for Receivables Advise shall be deleted in its entirety and the following provision shall be inserted: "Re: General Loan and Security Agreement (as amended from time to time the "GSLA") between Textron Financial Corporation ("Lender") and Steamboat Suites Inc. ("Debtor") dated as of October 5, 1994 - $15,000,000 loan facility (the "Loan").

            9. The parties hereto mutually agree that the first Whereas paragraph of Exhibit C - Assignment of Note Receivable and Pledged Note Receivable Deeds of Trust shall be deleted in its entirety and the following provision shall be inserted:

      "Whereas, the Debtor and Lender have entered into a General Loan and Security Agreement dated as of October 5, 1994 and a First Amendment to General Loan and Security Agreement dated February 27, 1995 and a Second Amendment to General Loan and Security Agreement dated November 30, 1995 and a Third Amendment to General Loan and Security Agreement dated November 29, 1996 (collectively the "Agreement" as may be further amended from time to time) pursuant to which the Lender has agreed to lend upon the terms and conditions set forth in the Agreement up to $15,000,000 (The "Loan") to the Debtor to be evidenced by the Notes (as such term is defined in the Agreement) and secured by a Lien granted by the Debtor to the Lender on certain Pledge Note Receivable and Pledged Notes Receivable Deeds of Trust related thereto as well as other Collateral of the Debtor (as such terms are defined in the Agreement;"

III.  REAFFIRMATIONS

      1. Nothing contained herein shall be construed in any manner so as to affect the validity or prior time lien of any security interest held by Lender, its successors and assigns, in any Collateral described in the Agreement except that the Inventory Deed of Trust shall be limited to a security interest of up to $7,500,000 for the Inventory Note and Receivables Note. Debtor acknowledges and agrees that the Notes, Agreement, Inventory Deed of Trust, assignment of Pledged Notes Receivable, Pledged Notes Receivable Deeds of Trust and Pledged Contracts, Guaranty Agreement, Subordination Agreements, Agency Agreement and all other Security Documents (as modified herein) shall remain in full force and effect, unimpaired by this Amendment and that they are valid, binding and enforceable documents, duly executed and delivered by Debtor, and that Debtor has no offsets or defenses to the enforcement of the terms and provisions contained therein.

      2. Except as provided in Schedule 1 hereto, Debtor, and as applicable, the Guarantors, hereby reaffirm, restate and incorporate by this reference all of their respective representations, warranties and covenants as updated hereunder made in the Agreement (including, as amended hereby), as if the same were made as of this date and with reference to the Agreement as amended hereby. In addition, Debtor (and, as applicable, the Guarantors) represents and warrants as follows:

            a. This Amendment has been duly authorized by Debtor and is the legal, valid and binding obligation of Debtor, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting creditor's rights and remedies generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and, as applicable with respect to the Guarantors, this Amendment is the legal, valid and binding obligation of the Guarantors, enforceable against them in accordance with its terms subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting creditor's rights and remedies generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            b. The execution, delivery and performance of this Amendment and the documents, instruments and materials to be delivered in connection herewith and the transactions contemplated hereby do not and will not result in any breach of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon the Collateral, under any provision of law, or any indenture, agreement or instrument to which Debtor or any Guarantor is a party or by which the Debtor or Guarantors may be bound or affected except for liens in favor of Lender and the Pledged Notes Receivable Deeds of Trust.

            c. There are no Defaults or Events of Default pursuant to the Security Documents; Lender has fully performed its obligations under the Security Documents which Lender is required to perform as of the date hereof, and neither Debtor nor the Guarantors have any defense, set-offs, claims, counterclaims or recoupments against Lender or with respect to the Loan.

      3. Debtor and the Guarantor hereby reaffirm their respective obligations, agreements and undertakings as set forth in the Security Documents, and acknowledge that the Obligations, or with respect to the Guarantors, the guaranteed Indebtedness defined in the Guaranty and as amended herein, are the valid, legally binding and enforceable obligations of Debtor, and the Guarantors, respectively.

IV.   CLOSING CONDITIONS AND ADDITIONAL TERMS

      1. The obligation of Lender to enter into this Amendment and, in addition to all of the other conditions precedent set forth in the Agreement or the other Loan Documents, to fund any further Advance pursuant to the terms hereof, shall be subject to the satisfaction of each of the following conditions precedent by no later than December 5, 1996.

            a. Debtor shall pay Lender Two Thousand Five Hundred Dollars ($2,500) as payment in full for attorney's fees and costs incurred by Lender in connection with the preparation of this Amendment and related documentation.

            b. Lender shall have received from Debtor fully executed original or executed counterpart originals of this Amendment.

            c. Lender shall have received from John Holloway, Esq., counsel for the Debtor and counsel for Guarantors, or other counsel reasonably acceptable to Lender, closing opinions in form and substance reasonably acceptable to Lender, dated as of the Third GLSA Amendment Effective Date.

            d. Except for information contained in certificates provided pursuant to Article IV(1)(g) and (h) hereof or any schedule to this Amendment, the representations and warranties contained in the Agreement and in this Amendment, and in the certifications and closing documents delivered in connection herewith, shall be true and correct in all material respects, and all covenants and agreements to have been complied with and performed by Debtor (or Guarantor), shall have been fully complied with and performed to the satisfaction of Lender.

            e. Neither Debtor nor Guarantors shall have taken any action or permitted any condition to exist which would have been prohibited by any provision of the Security Documents.

            f. No Default or Event of Default shall exist immediately prior to the closing hereof, or after giving effect to such closing, or immediately after the making of any Advance requested in connection with such closing.

            g. Lender shall have received a certificate or certificates in form and substance satisfactory to it, dated as of the Amendment Effective Date and signed by the president or other authorized officer of the Debtor, certifying that the conditions specified in this Amendment have been fulfilled, and "bringing down" the representations and warranties contained in the Agreement.

            h. Debtor shall deliver to Lender, and Lender shall have approved, by no later than December 5, 1996:

                  i. A certificate of current good standing for Debtor, together with copies of any amendments to the certificate of incorporation or bylaws of Debtor since November 30, 1995, certified to be true, correct and complete by the Debtor, its secretary or assistant secretary, or the Colorado Secretary of State;

                  ii. Evidence satisfactory to Lender that all taxes and assessments, including without limitation, those specified in Section 7.1
      (a) of the Agreement, owed by or for which Debtor is responsible for collection have been paid or will be paid prior to delinquency;

                  iii. A certificate of the secretary or assistant secretary of Debtor certifying the adoption by the Board of Directors thereof of a resolution authorizing specified officers of Debtor to enter into and execute this Amendment and all other documents, certificates and instruments to be executed and delivered in connection with the Amendment closing, and to consummate the transactions contemplated hereunder;

                  iv. A certificate of the secretary or assistant secretary of Debtor certifying the incumbency of, and verifying the authenticity of the signatures of, the officers of Debtor authorized to sign this Amendment and the other documents, instruments and materials to be executed and delivered in connection herewith;

                  v. A certificate of the secretary or assistant secretary of each Guarantor certifying the adoption by the Board of Directors thereof of a resolution authorizing specified officers of the Guarantor to enter into and execute this Amendment and all other documents, certificates and instruments to be executed and delivered in connection with the Amendment closing, and to consummate the transactions contemplated hereunder; and

                  vi. A certificate of the secretary or assistant secretary of each Guarantor certifying the incumbency of, and verifying the authenticity of signatures of, the officers of each Guarantor authorized to sign this Amendment and the other documents, instruments and materials to be executed and delivered in connection herewith;

            i. All actions taken in connection with the execution or delivery of this Amendment, and all documents, certificates, instruments and materials relating hereto, shall be reasonably satisfactory to Lender and its counsel. Lender and its counsel shall have received copies of such documents and papers as Lender or such counsel may reasonably request in connection herewith all in form and substance satisfactory to Lender and its counsel.

            j. Debtor shall have paid all fees and expenses required to be paid prior to or at the closing pursuant to this Amendment.


V.    GUARANTORS' OBLIGATIONS

      1.    Each Guarantor:

            a. has reviewed this Amendment with counsel of it's choice, and accepts and consents to the terms of this Amendment and the transactions provided for herein;

            b. acknowledges and agrees that it receives material benefit and valuable consideration as a result of the transactions provided for herein or contemplated hereunder;

            c. ratifies and reaffirms the terms of its Guaranty Agreement, and all of the terms provisions, agreements, conditions and undertakings contained in the Guaranty Agreement or any of the Security Documents (as applicable to the Guarantor), all of which remain unmodified, except as modified herein and in full force and effect;

            d. acknowledges and confirms (i) its continuing obligations under the Guaranty Agreement and agrees to be bound by the terms thereof, and (ii) that it has been since October 5, 1994 and remains liable with respect to the guaranteed Indebtedness as defined and provided in its Guaranty Agreement;

            e. acknowledges and agrees that the guaranteed Indebtedness encompasses and apply to all Advances, including Advances from and after the Amendment closing date, and to all Indebtedness, including Indebtedness arising pursuant to this Amendment;

            f. is fully aware of the financial and other conditions of the Debtor and is executing and delivering this Amendment based solely upon its own independent investigation and not upon any representation or statement of Lender;

            g. except for information contained in certificates provided pursuant to V(1)(i) hereof reaffirms, restates and incorporates by this reference all of the representations, warranties and covenants made in its Guaranty Agreement as if the same were made as of this date;

            h. acknowledges that its agreements, consents and acknowledgments contained herein, and the provisions of its Guaranty Agreement (which are reaffirmed by Guarantor), are a material inducement to Lender to enter into this Amendment, and that, but for the Guaranty Agreement, and the Guarantor's agreements as set forth herein, Lender would decline to enter into this Amendment; and

            i. shall deliver to Lender a certificate or certificates in form and substance satisfactory to it, dated as of the Amendment Effective Date and signed by the president or other authorized officer of the Guarantor, certifying that the conditions specified in this Amendment have been fulfilled, and "bringing down" the representations and warranties contained in the Guaranty Agreement.

VI.   MISCELLANEOUS

            a. This Amendment is entered into for the benefit of the parties hereto, and is binding on the respective heirs, successors or assigns; provided that Debtor may not transfer or assign any of its rights or obligations under this Amendment without the prior written consent of

Lender. Guarantors are a party to this Amendment solely for the purposes of affirming their respective obligations in accordance with Article V hereof.

            b. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment shall become effective upon Lender's receipt of one or more counterparts hereof timely executed by Debtor and the Guarantors. This Amendment may not be amended or modified, and no term or provision hereof may be waived, except by written instrument signed by all of the parties hereto.

            c. Section headings have been inserted in this Amendment as a matter of convenience of reference only; such headings are not part of this Amendment and shall not be used in the interpretation of this Amendment.

            d. TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF DEBTOR, THE GUARANTORS AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVE ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND OR CLARIFY ANY RIGHT, POWER, REMEDY OR DEFENSE ARISING OUT OF OR RELATED TO THIS AMENDMENT, THE OTHER SECURITY DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, WHETHER SOUNDING IN TORT OR CONTRACT OF OTHERWISE, OR WITH RESPECT TO ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY; AND EACH AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY. EACH OF DEBTOR, THE GUARANTORS AND LENDER FURTHER WAIVES ANY RIGHT TO SEEK TO CONSOLIDATE ANY SUCH LITIGATION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER LITIGATION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED UNLESS SUCH FAILURE TO CONSOLIDATE WOULD RESULT IN INABILITY TO ENFORCE A CLAIM. FURTHER, DEBTOR AND THE GUARANTORS HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF LENDER, NOR LENDER'S COUNSEL, HAS REPRESENTED EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. DEBTOR AND THE GUARANTORS ACKNOWLEDGE THAT THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT TO LENDER'S ACCEPTANCE OF THIS AMENDMENT AND THE OTHER SECURITY DOCUMENTS.

            e. This Amendment and all other Security Documents shall be governed by the laws of the State of Colorado in all respects, including matters of construction, performance and enforcement.

            f. Whenever possible, the terms of this Amendment and the terms of the Agreement and all prior amendments shall be read together, but to the extent of any irreconcilable conflict, the terms of this Amendment shall govern.

      IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have set their hands and seals the day and year first above written.

ATTEST:                             DEBTOR:
                                    STEAMBOAT SUITES, INC.

_____________________________       By:_________________________________

                                    LENDER:
                                    TEXTRON FINANCIAL
                                    CORPORATION

_____________________________       By:_________________________________

                                    ____________________________________
                                    on behalf of Lender

                                    ACKNOWLEDGED AND AGREED:

                                    GUARANTOR:
                                    PREFERRED EQUITIES
                                    CORPORATION

_____________________________       By:_________________________________

                                    GUARANTOR:
                                    MEGO FINANCIAL CORP.


_____________________________       By:_________________________________



The address of the within named Lender is:
40 Westminster Street
P.O. Box 6687
Providence, Rhode Island 02940-6687

                            CORPORATE ACKNOWLEDGMENT

STATE OF ____________:

COUNTY OF ___________:

      ON THIS, the ___ day of ___________, 1996 before me, a Notary Public in and for the State and County aforesaid, the undersigned officer, personally appeared _________________, who acknowledged himself to be the _____________________ of STEAMBOAT SUITES, INC., being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                  -----------------------------------
                                  Notary Public

My commission expires:


                            CORPORATE ACKNOWLEDGMENT

STATE OF ____________:

COUNTY OF ___________:

      ON THIS, the ___ day of ___________, 1996 before me, a Notary Public in and for the State and County aforesaid, the undersigned officer, personally appeared _________________, who acknowledged himself to be the _____________________ of PREFERRED EQUITIES CORPORATION, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                  -----------------------------------
                                  Notary Public

My commission expires:

                            CORPORATE ACKNOWLEDGMENT

STATE OF ____________:

COUNTY OF ___________:

      ON THIS, the ___ day of ___________, 1996 before me, a Notary Public in and for the State and County aforesaid, the undersigned officer, personally appeared _________________, who acknowledged himself to be the _____________________ of MEGO FINANCIAL CORP., being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                  -----------------------------------
                                  Notary Public

My commission expires:


                            CORPORATE ACKNOWLEDGMENT

STATE OF ____________:

COUNTY OF ___________:

      ON THIS, the ___ day of ___________, 1996 before me, a Notary Public in and for the State and County aforesaid, the undersigned officer, personally appeared _________________, who acknowledged himself to be the _____________________ of TEXTRON FINANCIAL CORPORATION, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                  -----------------------------------
                                  Notary Public

My commission expires:

                                   EXHIBIT B-1

                RESTATED AND AMENDED RECEIVABLES PROMISSORY NOTE

$15,000,000                    November 30, 1995 Effective as of October 6, 1994
                                                     Steamboat Springs, Colorado

      FOR VALUE RECEIVED and pursuant to the terms of this Restated and Amended Receivables Promissory Note (this "NOTE"), the undersigned, STEAMBOAT SUITES, INC., a Colorado corporation (the "DEBTOR"), promises to pay to the order of TEXTRON FINANCIAL CORPORATION, a Delaware corporation (the "LENDER") (the Lender and all subsequent holders of this Note being hereinafter referred to as the "HOLDER"), at 40 Westminster Street, Providence, Rhode Island 02903, Attention:
Processing Center Manager, or at such other place as the Holder hereof may designate in writing, the principal sum of up to FIFTEEN MILLION DOLLARS ($15,000,000), or so much thereof as shall be outstanding hereunder from time to time as a result of advances or principal by the Lender to the Debtor pursuant to that certain General Loan and Security Agreement between the Debtor and the Lender, dated as of October 5, 1994(as amended by First Amendment to General Loan and Security Agreement dates as of February 27, 1995 ("FIRST AMENDMENT") and Second Amendment to General Loan and Security Agreement dated as of November 30, 1995 ("SECOND AMENDMENT") and as further amended from time to time, (collectively the "AGREEMENT"), in respect of Receivables Advances (as such term is defined in the Agreement), together with interest on the unpaid principal amount from time to time outstanding under this Note at the rate or rates of interest provided therefor in the Agreement.

      The aforesaid principal amount and interest thereon shall be due and payable on the dates and in the manner as provided in the Agreement in respect of the Receivables Loan (as such term is defined in the Agreement). All principal, interest and any other amounts due under this Note shall be payable in lawful money of United States of America at the place or places above stated.

      The Debtor may prepay the principal sum outstanding from time to time hereunder as provided in the Agreement.

      To the extent provided in the Agreement, this Note is secured by a security interest in the Collateral (as such term is defined in the Agreement) which shall include, without limitation, the Inventory Deed of Trust (as such term is defined in the Agreement), and is jointly and severally guaranteed by the Guarantor (as such term is defined in the Agreement).

      This Note is the restated and amended Receivables Note described in the Second Amendment and has been issued pursuant to the Agreement. This Note is executed and delivered as of November 30, 1995 but is effective as of October 6, 1994 and shall amend, restate and renew (without constituting a revocation, cancellation or extinguishment of) the Note executed by Debtor on the Closing Date (as defined in the Agreement). All of the terms, covenants and conditions of the Agreement (including all Exhibits and Schedules thereto) and all other instruments evidencing or securing the indebtedness hereunder are hereby made a part of this Note and are deemed incorporated herein in full.

      In the event of an Event of Default (as such term is defined in the Agreement), the Holder may, at its option and in accordance with the terms of the Agreement and the other Security Document (as defined in the Agreement), in addition to any other remedies to which it may be entitled, declare the total unpaid principal balance of the indebtedness evidenced hereby, together with all accrued but unpaid interest thereon, and all other sums owing hereunder, under the Agreement or under any other Security Document, immediately due and payable.

      The Debtor and the Holder intend to comply at all times with applicable usury laws. All agreements between the Debtor and the Holder, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the maturity of this Note or otherwise, shall the interest contracted for charged, received, paid or agreed to be paid to the Holder hereunder exceed the maximum allowable rate permissible under applicable law, or in the asbence of a maximum allowable rate under applicable law, then, 45% per annum (the "Maximum Rate"). The Holder may, in determining the Maximum Rate in effect from time to time, take advantage of any law, rule or regulation in effect from time to time available to the Holder which exempts the Holder from any limit upon the rate of interest it may charge or grants to the Holder the right to charge a higher rate of interest than that otherwise permitted by applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the Holder in excess of the Maximum Rate, the interest payable to the Holder shall be reduced to the Maximum Rate; and if from any circumstances Holder shall ever receive anything of value deemed interest by applicable law in excess of the Maximum Rate, an amount equal to any excessive interest shall be applied to the reduction of the principal of the Receivables Loan and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of the Receivables Loan, such excess shall be refunded to the Debtor. All interest paid or agreed to be paid to the Holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal so that the interest on the Receivables Loan for such full period shall not exceed the Maximum Rate. Debtor agrees that in determining whether or not any interest payment under the Security

Documents exceeds the Maximum Rate, any non-principal payment (except payments specifically described in the Security Documents as "interest") including without limitation, prepayment fees and late charges, shall to the maximum extent not prohibited by law, be an expense, fee or premium rather than interest. The Holder hereby expressly disclaims any intent to contract for, charge or receive interest in an amount which exceeds the Maximum Rate. The provisions of this Note are hereby modified to the extent necessary to conform with the limitations and provisions of this paragraph.

      Time is of the essence for the performance and observance of each agreement and obligation of the Debtor under this Note and under the Security Documents.

      This Note also evidences Debtor's obligation to repay with interest all additional moneys advanced or expended from time to time by the Holder to or for the account of the Debtor or otherwise to be added to the principal balance hereof as provided in any of the Security Documents, whether or not the principal amount hereof shall thereby exceed the principal amount above stated.

      The Debtor and all sureties, endorsers, guarantors and all other parties now or hereafter liable for the payment of this Note, in whole or in part, hereby severally waive presentment for payment, demand and protest and notice of protest, acceleration, or dishonor and non-payment of this Note, and expressly consent to any extension of time of payment hereof or of any installment hereof, to the release of any party liable for this obligation, to the release, change or modification of any of the Collateral, and any such extension, modification or release may be made without notice to any of said parties and without in any way affecting or discharging this liability.

      No single or partial exercise of any power hereunder, under the Agreement or under any other Security Document shall preclude other or further exercise thereof or the exercise of any other power. The Holder shall at all times have the right to proceed against any portions of the Collateral in such order and in such manner as the Holder may deem appropriate, without waiving any rights with respect to any other security. No delay or omission on the part of the Holder in exercising any right or remedy hereunder or the acceptance of one or more installments from any person after a default hereunder, under the Agreement or under any other Security Document shall operate as a waiver of such right or remedy in connection with any future default.

      In the event any one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

      The Holder is hereby authorized by the Debtor to record in the manual or data processing records of the Holder, or on the grid schedule annexed to this Note, the date and amount of each Receivables Advance extended to the Debtor by the Lender hereunder and the date and amount of each repayment of principal and each payment of interest on account of the Receivable Loan. In the absence of manifest error, such records and schedule shall be conclusive as to the outstanding principal amount of all Receivables Advances and the payment of interest accrued hereunder; provided, however, that the failure of the Holder to make any such record entry with respect to any Receivables Advance or any payment in respect of the Receivables Loan shall not limit or otherwise affect the obligations of the Debtor under this Note or the other Security Documents.

      THIS NOTE AND ALL TRANSACTIONS HEREUNDER OR EVIDENCED HEREIN SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF COLORADO.

      The Debtor has caused this Note to be signed in its corporate name by its duly authorized officer on the date first above written.

                                    STEAMBOAT SUITES, INC.


                                    By:
                                       ----------------------------------------
                                         Name:
                                        Title:


                                    [CORPORATE SEAL]

                 REAFFIRMATION OF SUBORDINATION AGREEMENT

      1. This Reaffirmation of Subordination Agreement ("Reaffirmation") by the undersigned (the "Undersigned") is effective as of November 29, 1996. In order to induce Textron Financial Corporation, a Delaware corporation ("TFC") to continue to extend and amend loans to Steamboat Suites, Inc. ("Debtor "), a Colorado corporation (collectively the "Loan"), as evidenced by that certain General Loan and Security Agreement dated as of October 5, 1994 (as amended from time to time, the "LSA"), the Undersigned executed and delivered to TFC a certain Subordination Agreement of even date therewith.

      2. Debtor and TFC now intend to modify the Loan, as evidenced by that certain Third Amendment to General Loan and Security Agreement dated as of the date hereof (the "Modification").

      3. In order to induce TFC to execute the Modification the Undersigned hereby agrees as follows:

                  a. All capitalized terms used in this Reaffirmation and not otherwise defined herein shall have the meanings given to such terms in the LSA and/or the Subordination Agreement;

                  b. The Undersigned consents to the Modification and agrees that the Subordination Agreement shall remain in full force and effect as if the LSA referred to therein were the LSA as amended by the Modification;

                  c. The Undersigned acknowledges and agrees that all references to the term "Debtor" contained in the Subordination Agreement shall continue to be deemed to refer to Debtor and all references to the "Subordinated Debt" shall include any present and future indebtedness from Debtor to the Undersigned resulting from loans or other accommodations to Debtor from the Undersigned (except for any amounts payable by Debtor to the Undersigned from time to time under income tax sharing arrangements between Debtor and the Undersigned);

                  d. Without limiting the generality of the foregoing, the
            Undersigned does hereby specifically agree that all Subordinated Debt owed by Debtor now or in the future to the Undersigned, and all security therefor, shall be and hereby is subordinated to the Senior Debt of Debtor to TFC as referred to in the Subordination Agreement and as evidenced by the Notes referenced to in Section 1.1 of the LSA. Said subordination shall be upon the same terms and conditions set forth in the Subordination Agreement, which terms and conditions are incorporated herein by reference thereto; and

                  e. The Undersigned's agreements, covenants, representations and warranties contained in the Subordination Agreement remain unmodified as of the date hereof, and are hereby ratified, approved and confirmed.

      IN WITNESS WHEREOF, the Undersigned has executed this instrument as of the ____________ day of November, 1996.

                              MEGO FINANCIAL CORP.
                              a New York Corporation

                              By:
                                   --------------------------------------------

                              Its:
                                   --------------------------------------------



                         CORPORATE ACKNOWLEDGMENT



STATE OF  ____________________________   )
                                         )     SS:
COUNTY OF ____________________________   )

      ON THIS, the ____ day of _______________, 1996 before me, a Notary Public in and for the State and County aforesaid, the undersigned officer, personally appeared _____________, who acknowledged himself to be the ________________ of Mego Financial Corp., a New York Corporation, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the names of the corporations by himself as such officer.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                               -----------------------------------------
                               Notary Public

MY COMMISSION EXPIRES:


                                       31